UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010

New World Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	033-91432	02-0401674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10015 Aeronca Lane McKinney, Texas	75071

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 346-9117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            On October 19, 2010, Mr. Shehryar Wahid was appointed as CEO and President of the Company.

Item 9.01.             Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

New World Brands, Inc.
(Registrant)

Date: October 25, 2010	By:	/S/ Nitin Amersey
Nitin Amersey Chairman